UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2015

STERIS Corporation

(Exact Name of Registrant as Specified in Charter)

Ohio	1-14643	34-1482024
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5960 Heisley Road, Mentor, Ohio	44060-1834
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (440) 354-2600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Press Release

On September 24, 2015, STERIS Corporation (“STERIS”) issued a press release announcing that the U.S. District Court for the Northern District of Ohio (the “District Court”) has denied the Federal Trade Commission’s (“FTC”) motion for a preliminary injunction against the proposed combination (the “Combination”) of STERIS and Synergy Health plc (“Synergy”). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Supplemental Disclosure

The supplemental information in this Current Report on Form 8-K should be read together with the definitive proxy statement filed by STERIS with the Securities and Exchange Commission on February 9, 2015 (the “Proxy Statement”) in connection with the solicitation of proxies by the STERIS’s board of directors for the special meeting of shareholders to be held on October 2, 2015 and any adjournment or postponement thereof. Capitalized terms used and not otherwise defined herein have the meanings given to them in the Proxy Statement.

Supplemental Disclosure Related to the District Court’s Denial of the FTC’s Motion for a Preliminary Injunction

The following disclosure supplements the disclosure contained in the section “Risk Factors–Risks Relating to the Combination” appearing on pages 19-31 of the Proxy Statement and follows that section’s final paragraph:

Although the FTC’s request for a preliminary injunction was denied by the District Court, the FTC may appeal that decision and may, in connection with such an appeal, seek emergency relief in the form of a stay, and if such a stay were granted it could preclude the closing of the Combination during the pendency of the appeal.

The denial of a preliminary injunction notwithstanding, the FTC may elect to appeal the decision at the U.S. Court of Appeals for the Sixth Circuit (the “Circuit Court”) and may seek emergency relief in the form of a stay from either the District Court or the Circuit Court to preclude the closing of the Combination pending such an appeal. If a stay were granted, STERIS and Synergy could be precluded from closing the Combination until the appeal was resolved. Additionally, if the FTC were ultimately to prevail in the appeal proceedings (including prevailing in any subsequent appeals by either party), STERIS and Synergy may be prevented from closing the Combination.

Even if the FTC does not appeal to the Circuit Court or does not receive a favourable ruling in the Circuit Court, it may refuse to withdraw its administrative complaint and continue to pursue the pending administrative proceeding.

Even if the FTC is unsuccessful in any future attempts to enjoin the Combination in federal court, it is obligated to consider whether further administrative proceedings are in the public interest. Accordingly, the FTC may determine not to withdraw its administrative complaint alleging that the Combination would violate U.S. antitrust laws and may continue to pursue the administrative proceeding. If the FTC were ultimately to prevail in an administrative proceeding after the closing of the Combination (including prevailing in any subsequent appeals by STERIS and Synergy), it could, among other things, require the divestiture by New STERIS of all or part of the Synergy business, or other assets, or impose restrictions on New STERIS’s post-closing operations and development. Depending on the timing and nature of any such remedies imposed upon New STERIS (if any), and the amount of any proceeds of any divestitures, such remedies could have an adverse impact on the value of New STERIS shares issued.

The following disclosure supplements the disclosure contained in the section “Background and Reasons for the Combination–the Combination” appearing on pages 48-51 of the Proxy Statement and follows that section’s final paragraph:

On March 10, 2015, STERIS announced that it intended to reschedule the vote of its shareholders on the Combination by adjourning the special meeting, then scheduled for March 12, 2015, to May 12, 2015. Synergy also rescheduled its shareholder vote to the same date. At the time, STERIS and Synergy were working to provide information and documents responsive to the second request for information received from the FTC in connection with the Combination.

On April 30, 2015, STERIS and Synergy announced that (i) the two companies had certified substantial compliance with the FTC in response to its Request for Additional Information and Documentary Material relating to the Combination, (ii) the two companies had entered into a timing agreement with the FTC, under the terms of which STERIS and Synergy agreed not to close the Combination before June 2, 2015 unless the FTC first closed its investigation, and (iii) as a result of the timing agreement, STERIS intended to reschedule the vote of its shareholders on the Combination by adjourning the special meeting, then scheduled for May 12, 2015, to June 11, 2015, and (iv) Synergy also intended to reschedule its shareholder meetings to the same date.

On May 28, 2015, the FTC brought an administrative complaint against STERIS and Synergy seeking to block the Combination. The next day, the FTC filed suit against STERIS and Synergy in the United States District Court for the Northern District of Ohio, seeking to enjoin the Combination until the administrative challenge was adjudicated.

On June 9, 2015, STERIS announced that it intended to adjourn the meeting then scheduled for June 11, 2015 to September 24, 2015. Synergy also rescheduled its shareholder meetings to the same date.

On September 21, 2015, STERIS announced that it intended to reschedule the vote of its shareholders by adjourning the special meeting, then scheduled for September 24, 2015, to October 2, 2015. On the same date, Synergy also announced plans to reconvene its shareholder meeting to October 2, 2015.

Also on September 24, 2015, the U.S. District Court for the Northern District of Ohio denied the FTC’s motion for a preliminary injunction to block the Combination.

The following disclosure replaces in its entirety the disclosure contained in the section “Regulatory Approvals–the United States” appearing on page 78 of the Proxy Statement:

Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and the rules and regulations promulgated thereunder (the “HSR Act”) by the U.S. Federal Trade Commission (the “FTC”), the Combination cannot be consummated until, among other things, notifications have been made and certain information has been furnished to the FTC and the Antitrust Division of the U.S. Department of Justice (the “Antitrust Division”) and all applicable waiting periods have expired or been terminated. On November 7, 2014, STERIS and Synergy each filed a “Pre-Merger Notification and Report Form” pursuant to HSR Act with the Antitrust Division and the FTC. On December 10, 2014, STERIS withdrew and re-submitted its pre-merger notification report form with the Antitrust Division of the FTC, thereby restarting the waiting period under the HSR Act.

On January 9, 2015, STERIS and Synergy each received a request for additional information and documentary material, often referred to as a “second request,” from the FTC in connection with the Combination. Issuance of the second request extends the waiting period under the HSR Act until the 30th day until after both parties have substantially complied with the second request, unless the waiting period is terminated earlier or extended by agreement of the parties. STERIS and Synergy certified substantial compliance with the second request on April 15, 2015 and April 18, 2015, respectively. On May 28, 2015, the FTC brought an administrative complaint against STERIS and Synergy seeking to block the Combination. The following day, the FTC filed suit in the U.S. District Court for the Northern District of Ohio (the “District Court”) seeking to enjoin the Combination until the administrative challenge was adjudicated. On September 24, 2015 the District Court denied the FTC’s motion for a preliminary injunction.

Notwithstanding the denial of a preliminary injunction, the FTC may decide to appeal the decision at the U.S. Court of Appeals for the Sixth Circuit (the “Circuit Court”) and seek emergency relief in the form of a stay from either the District Court or the Circuit Court to preclude the closing of the Combination pending the appeal. If a stay were granted, STERIS and Synergy could be precluded from closing the Combination until such an appeal was resolved. Additionally, if the FTC were ultimately to prevail in the appeal proceedings (including prevailing in any subsequent appeals by either party), STERIS and Synergy may be prevented from closing the Combination. Even if the FTC is unsuccessful in any future attempts to enjoin the Combination in federal court, it is obligated to consider whether further administrative proceedings are in the public interest. Accordingly, the FTC may determine not to withdraw its administrative complaint alleging that the Combination would violate U.S. antitrust laws, and may continue to pursue the administrative proceeding. If the FTC were ultimately to prevail in an administrative proceeding after the closing of the Combination (including prevailing in any subsequent appeals by STERIS and Synergy), it could, among other things, require the divestiture by New STERIS of all or part of the Synergy business, or other assets, or impose restrictions on New STERIS’s post-closing operations and development. Depending on the timing and nature of any such remedies imposed upon New STERIS (if any), and the amount of any proceeds of any divestitures, such remedies could have an adverse impact on the value of New STERIS shares issued.

Supplemental Disclosure Concerning Certain U.S. Federal Income Tax Consequences of the Combination of STERIS and Synergy

The following disclosure supplements the disclosure contained in the section “Certain U.S. Federal Income Tax Consideration” appearing on pages 84-91 of the Proxy Statement and follows the final paragraph of the section “Certain U.S. Federal Income Tax Consequences to U.S. Holders and Non-U.S. Holders — U.S. Federal Income Tax Consequences of the Merger to Non-U.S. Holders” on page 88:

Special Consequences of the Combination to Holders of STERIS Shares That Also Own Synergy Shares, or That Acquire Additional New STERIS Shares in Connection with the Combination

It is possible, though uncertain, that Section 304 of the Code may apply to the Combination. If Section 304 did apply, the U.S. federal income tax treatment of the Merger for certain holders of STERIS shares will differ from that described above. Generally a holder of STERIS shares will not be subject to Section 304 if the holder (i) has a minimal percentage interest in STERIS and exercises no control over STERIS’s corporate affairs and (ii) owns (including by attribution) a percentage interest in New STERIS after the Combination that is less than the holder’s percentage interest in STERIS immediately before the Combination. A holder’s percentage interest in New STERIS will be less than such holder’s percentage interest in STERIS if (i) at the time of the Combination such holder owns no Synergy shares (or owns a percentage interest in Synergy that is smaller than such holder’s percentage interest in STERIS) and (ii) does not acquire any additional New STERIS shares in connection with the Combination. Section 304 may apply to other holders of STERIS shares. STERIS urges such holders to consult their own tax advisors on the application of Section 304.

If Section 304 applies to a holder of STERIS shares, the holder will be treated as receiving a distribution in respect of the New STERIS ordinary shares it receives in the Merger. Such distribution will be taxable as a dividend (in an amount equal to the fair market value of the New STERIS shares received) to the extent of such holder’s allocable share of the earnings and profits of STERIS and New STERIS. To the extent that the amount of such distribution exceeds STERIS’s and New STERIS’s current and accumulated earnings and profits for the taxable year of the Merger, the distribution will first be treated as a tax-free return of capital, causing a reduction in the holder’s adjusted tax basis in its STERIS shares, and to the extent the amount of such distribution exceeds such tax basis, the excess will be taxed as capital gain recognized on a sale or exchange of such holder’s STERIS shares.

For U.S. Holders, dividends are generally taxable as ordinary income. For Non-U.S. Holders, the receipt of any amounts treated as a dividend to the extent they are attributable to STERIS’s (and not New STERIS’s) earnings and profits generally will be subject to U.S. withholding tax at a 30% rate (or such lower rate as may be specified by an applicable income tax treaty). However, because the application of Section 304 depends on a holder’s particular circumstances, the applicable withholding agent may not be able to determine whether a holder is treated as receiving a dividend for U.S. federal income tax purposes. Therefore, the applicable withholding agent may withhold against all Non-U.S. Holders at a 30% rate (or such lower rate as may be specified by an applicable income tax treaty) on the full fair market value of the New STERIS shares received. The applicable withholding agent may establish special procedures allowing a Non-U.S. Holder to certify that Section 304 is not applicable to its individual circumstances and that it is exempt from such withholding, but it is uncertain whether the applicable withholding agent will establish such procedures. If the applicable withholding agent does withhold against a Non-U.S. Holder, the Non-U.S. Holder may, under certain circumstances, obtain a refund of any excess withholding by timely filing an appropriate claim with the IRS.

A holder that receives a dividend under Section 304 should be aware that Sections 1471 through 1474 of the Code and the regulations and administrative guidance promulgated thereunder (commonly referred to as “FATCA”) potentially impose a withholding tax of 30% on dividends of a U.S. issuer to (a) a foreign financial institution (as a beneficial owner or as an intermediary), unless such institution enters into an agreement with the U.S. government (or is required by applicable local law under an intergovernmental agreement) to collect and provide to the U.S. or other relevant tax authorities certain information regarding U.S. account holders of such institution; or (b) a foreign entity (as a beneficial owner) that is not a financial institution unless the entity provides the applicable withholding agent with a certification that it does not have any substantial direct or indirect U.S. owners or that identifies its substantial direct or indirect U.S. owners.

Section 304 of the Code and the regulations thereunder are complex. Holders that actually or constructively own both STERIS shares and Synergy shares, or that purchase additional New STERIS shares in connection with the Combination, are urged to consult their own tax advisors with respect to the application of Section 304 to their particular circumstances. We also recommend that any such holder consult its own tax advisors regarding the possible desirability of selling its shares in either STERIS or Synergy prior to the Combination.

IF A HOLDER IS SUBJECT TO U.S. FEDERAL TAX WITHHOLDING OR FATCA WITHHOLDING ON ALL OR ANY PORTION OF THE NEW STERIS SHARES RECEIVED IN THE COMBINATION, THEN THE APPLICABLE WITHHOLDING AGENT WILL GENERALLY BE REQUIRED TO WITHHOLD THE APPROPRIATE AMOUNT EVEN THOUGH THERE IS NO CASH FROM WHICH TO SATISFY ITS WITHHOLDING OBLIGATION. TO SATISFY THIS WITHHOLDING OBLIGATION, THE APPLICABLE WITHHOLDING AGENT MAY COLLECT THE AMOUNT OF U.S. FEDERAL TAX REQUIRED TO BE WITHHELD BY REDUCING TO CASH FOR REMITTANCE TO THE IRS A SUFFICIENT PORTION OF THE NEW STERIS SHARES THAT THE HOLDER WOULD OTHERWISE RECEIVE, AND THE HOLDER MAY BEAR BROKERAGE OR OTHER COSTS FOR THIS WITHHOLDING PROCEDURE.

Item 9.01.	Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release, dated September 24, 2015.

Enquiries:

STERIS

Investor Contact: Julie Winter, Director, Investor Relations	Tel: +1 440 392 7245

Media Contact:

Stephen Norton, Senior Director, Corporate Communications	Tel: +1 440 392 7482

Lazard & Co., Limited (Financial Adviser to STERIS and New STERIS)

Stephen Sands
Nicholas Shott	Tel: +44 20 7187 2000

Al Garner	Tel: +1 212 632 6000
Andrew Dickinson	Tel: +1 415 623 5000

Lazard & Co., Limited, which is authorised and regulated in the United Kingdom by the Financial Conduct Authority, is acting exclusively as financial adviser to STERIS and New STERIS and no one else in connection with the proposed transaction pursuant to which New STERIS plc (“New STERIS”) will become the ultimate parent company of Synergy Health plc pursuant to an English scheme of arrangement transaction and of STERIS Corporation pursuant to the merger of STERIS Corporation with and into a subsidiary of New STERIS (the “Combination”) and will not be responsible to anyone other than STERIS and New STERIS for providing the protections afforded to clients of Lazard & Co., Limited nor for providing advice in relation to the Combination or any other matters referred to in this Announcement. Neither Lazard & Co., Limited nor any of its affiliates owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Lazard & Co., Limited in connection with this Announcement, any statement contained herein, the Combination or otherwise.

Disclosure requirements of the Code

Under Rule 8.3(a) of the Code, any person who is interested in 1% or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the offer period and, if later, following the announcement in which any securities exchange offeror is first identified. An Opening Position Disclosure must contain details of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 pm (London time) on the 10th business day following the commencement of the offer period and, if appropriate, by no later than 3.30 pm (London time) on the 10th business day following the announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.

Under Rule 8.3(b) of the Code, any person who is, or becomes, interested in 1% or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror, save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 pm (London time) on the business day following the date of the relevant dealing.

If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3. Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).

Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Takeover Panel’s website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the offer period commenced and when any offeror was first identified. You should contact the Panel’s Market Surveillance Unit on +44 (0)20 7638 0129 if you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure.

No Offer or Solicitation

This press release is provided for informational purposes only and does not constitute an offer to sell, or an invitation to subscribe for, purchase or exchange, any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this press release in any jurisdiction in contravention of applicable law.

Forward-Looking Statements

This press release may contain statements concerning certain trends, expectations, forecasts, estimates, or other forward-looking information affecting or relating to Synergy or STERIS or its industry, products or activities that are intended to qualify for the protections afforded “forward-looking statements” under the Private Securities Litigation Reform Act of 1995 and other laws and regulations. Forward-looking statements speak only as to the date of this press release and may be identified by the use of forward- looking terms such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “targets,” “forecasts,” “outlook,” “impact,” “potential,” “confidence,” “improve,” “optimistic,” “deliver,” “comfortable,” “trend”, and “seeks,” or the negative of such terms or other variations on such terms or comparable terminology. Many important factors could cause actual results to differ materially from those in the forward-looking statements including, without limitation, disruption of production or supplies, changes in market conditions, political events, pending or future claims or litigation, competitive factors, technology advances, actions of regulatory agencies, and changes in laws, government regulations, labeling or product approvals or the application or interpretation thereof. Other risk factors are described herein and in STERIS and Synergy’s other securities filings, including Item 1A of STERIS’s Annual Report on Form 10-K for the year ended March 31, 2015 and in Synergy’s annual report and accounts for the year ended 29 March 2015 (section headed “principal risks and uncertainties”). Many of these important factors are outside of STERIS’s or Synergy’s control. No assurances can be provided as to any result or the timing of any outcome regarding matters described in the press release or otherwise with respect to any regulatory action, administrative proceedings, government investigations, litigation, warning letters, cost reductions, business strategies, earnings or revenue trends or future financial results. References to products are summaries only and should not be considered the specific terms of the product clearance or literature. Unless legally required, STERIS and Synergy do not undertake to update or revise any forward-looking statements even if events make clear that any projected results, express or implied, will not be realized.

Other potential risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements include, without limitation, (a) the receipt of approval of both STERIS’s shareholders and Synergy’s shareholders, (b) the outcome of the litigation with the FTC relating to the Synergy transaction or the timing or any settlement thereof, (c) the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction, (d) the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in connection with the transaction within the expected time-frames or at all and to successfully integrate Synergy’s operations into those of STERIS, (e) the integration of Synergy’s operations into those of STERIS being more difficult, time-consuming or costly than expected, (f) the possibility that the FTC seeks a stay from either the District Court or the U.S. Court of Appeals for the Sixth Circuit to preclude the closing of the Combination pending an appeal to the U.S. Court of Appeals for the Sixth Circuit, and the possibility that the FTC may ultimately prevail in its attempt to enjoin the Combination, (g) operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the transaction, (h) the possibility that, even if the Combination closes, the FTC may continue to pursue an administrative proceeding which, if successful, could result in the divestiture of certain assets or impose restrictions on New STERIS’s post-closing operations and development, (i) the retention of certain key employees of Synergy being difficult, (j) changes in tax laws or interpretations that could increase our consolidated tax liabilities, including, if the transaction is consummated, changes in tax laws that would result in New STERIS being treated as a domestic corporation for United States federal tax purposes, (k) the potential for increased pressure on pricing or costs that leads to erosion of profit margins, (l) the possibility that market demand will not develop for new technologies, products or applications or services, or business initiatives will take longer, cost more or produce lower benefits than anticipated, (m) the possibility that application of or compliance with laws, court rulings, certifications, regulations, regulatory actions, including without limitation those relating to FDA warning notices or letters, government investigations, the outcome of any pending FDA requests, inspections or submissions, or other requirements or standards may delay, limit or prevent new product introductions, affect the production and marketing of existing products or services or otherwise affect STERIS’s or Synergy’s performance, results, prospects or value, (n) the potential of international unrest, economic downturn or effects of currencies, tax assessments, adjustments or anticipated rates, raw material costs or availability, benefit or retirement plan costs, or other regulatory compliance costs, (o) the possibility of reduced demand, or reductions in the rate of growth in demand, for STERIS’s or Synergy’s products and services, (p) the possibility that anticipated growth, cost savings, new product acceptance, performance or approvals, or other results may not be achieved, or that transition, labor, competition, timing, execution, regulatory, governmental, or other issues or risks associated with STERIS and Synergy’s businesses, industry or initiatives including, without limitation, those matters described in STERIS’s Form 10-K for the year ended March 31, 2015 and other securities filings, may adversely impact STERIS’s or Synergy’s performance, results, prospects or value, (q) the possibility that anticipated financial results or benefits of recent acquisitions, or of STERIS’s restructuring efforts will not be realized or will be other than anticipated, (r) the effects of the contractions in credit availability, as well as the ability of STERIS’s and Synergy’s customers and suppliers to adequately access the credit markets when needed, and (s) those risks described in STERIS’s Annual Report on Form 10-K for the year ended March 31, 2015, and other securities filings.

Important Additional Information Regarding the Transaction Has Been Filed With the SEC

It is expected that the shares of New STERIS to be issued by New STERIS to Synergy Shareholders in the English law scheme of arrangement transaction that forms a part of the transaction will be issued in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 3(a)(10) thereof.

In connection with the issuance of New STERIS shares to STERIS shareholders pursuant to the merger that forms a part of the transaction, New STERIS has filed with the SEC a Registration Statement on Form S-4 that contains a prospectus of New STERIS as well as a proxy statement of STERIS relating to the merger that forms a part of the transaction, which we refer to together as the Proxy Statement/Prospectus.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, AND OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. Those documents, as well as STERIS’s and New STERIS’s other public filings with the SEC may be obtained without charge at the SEC’s website at www.sec.gov, at STERIS’s website at www.steris-ir.com. Security holders and other interested parties will also be able to obtain, without charge, a copy of the Proxy Statement/Prospectus and other relevant documents (when available) by directing a request by mail or telephone Julie_Winter@steris.com or (440) 392-7245. Security holders may also read and copy any reports, statements and other information filed with the SEC at the SEC public reference room at 100 F Street N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at (800) 732-0330 or visit the SEC’s website for further information on its public reference room.

STERIS, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the transactions contemplated by the Proxy Statement/Prospectus. Information about the directors and executive officers of STERIS is set forth in its Annual Report on Form 10-K for the year ended March 31, 2015, which was filed with the SEC on May 27, 2015, and its proxy statement for its 2015 annual meeting of shareholders, which was filed with the SEC on July 8, 2015. Other information regarding potential participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement/Prospectus when it is filed.

Synergy and New STERIS are each organized under the laws of England and Wales. Some of the officers and directors of Synergy and New STERIS are residents of countries other than the United States. As a result, it may not be possible to sue Synergy, New STERIS or such persons in a non-US court for violations of US securities laws. It may be difficult to compel Synergy, New STERIS and their respective affiliates to subject themselves to the jurisdiction and judgment of a US court or for investors to enforce against them the judgments of US courts.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERIS CORPORATION

By	/s/ J. Adam Zangerle
J. Adam Zangerle
Vice President, General Counsel, and Secretary

Date: September 24, 2015

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated September 24, 2015.